================================================================================

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2003

                         UNIVERSAL HEALTH SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   1-10765                 23-2077891
------------------------------       ----------           ------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA       19406
                     --------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 768-3300


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


================================================================================

Item 9. Regulation FD Disclosure

   On February 14, 2003, Universal Health Services, Inc. issued a press release releasing copies of written communications from Kirk Gorman to KPMG referred to in the Company's press release dated February 14, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

    99.1 Press release dated February 14, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Universal Health Services, Inc.

                                            By: /s/ Alan B. Miller
                                            ----------------------
                                            Name: Alan B. Miller
                                            Title: President and Chief Executive
                                                    Officer

                                            By: /s/ Steve Filton
                                            --------------------
                                            Name: Steve Filton
                                            Title: Vice President, Controller
                                                    and Chief Financial Officer

Date: February 14, 2003


                                  Exhibit Index

Exhibit No.       Exhibit
-----------       -------
99.1             Press release, dated February 14, 2003